SCHEDULE 14 C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Revised No. 1)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box: [ ] Preliminary Information Statement
[X] Revised Definitive Information Statement*
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

BRAVO MULTINATIONAL, INC.

_____________________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c5(g) and 0-11.

(1) Title of each class of securities to which transaction applies: Not Applicable

(2) Aggregate number of securities to which transaction applies: Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined): Not Applicable

(4) Proposed maximum aggregate value of transaction: Not Applicable

(5) Total fee paid:   Not Applicable

[  ] Fee paid previously with preliminary materials:

_____________________________________________________________________________________________

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1) Amount previously paid: Not Applicable

(2) Form, Schedule or Registration Statement No. Not Applicable

(3) Filing Party: Not Applicable

(4) Date Filed: Not Applicable

*Revised No. 1 to fix the wrong share count outstanding as of the date September 25, 2020, and fixed small typos throughout.

Information Statement

 Relating to the Reincorporation in Wyoming by Merger of Bravo Multinational, Inc. (A Delaware Corporation) into Bravo Multinational, Inc. (a Wyoming Corporation)

Bravo Multinational, Inc.

2020 General Booth Blvd., Suite 230

Virginia Beach, VA 23454

Dear Bravo Multinational, Inc. Shareholders:

NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding shares of voting stock approving the following actions:

1.) Approval of a change of our state of domicile from the state of Delaware to the state of Wyoming through a Reincorporation Merger of Bravo Multinational, Inc. a Delaware Corporation (Bravo Delaware) into our wholly owned Wyoming subsidiary Bravo Multinational, Inc. (Bravo Wyoming).

As of the close of business on September 25, 2020, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 17,025,792 shares of our common stock outstanding.  Prior to the mailing of this Information Statement, certain shareholders who represent a majority of our outstanding voting shares, signed written consents approving the Reincorporation Merger on the terms described herein (the “Actions”). As a result, the Actions have been approved and neither a meeting of our stockholders nor additional written consents are necessary. The Actions will be effective 20 days from the mailing of this Information Statement, which is expected to take place on October 09, 2020, and such Actions will result in the following:

1.) The Company being governed by the laws of the state of Wyoming.

2.) Your right to receive one share of the common stock of Bravo Wyoming for each share of common stock of Bravo Delaware.

3.) The Certificate of incorporation of Bravo Wyoming authorizes an unlimited number of shares of $0.0001 par value common stock, an unlimited number of shares of $0.0001 par value preferred stock and an unlimited number of shares of $0.0001 par value Series Preferred 'A.'

See Reincorporation in Wyoming – Principal Features of Reincorporation.

The Plan and Agreement of Merger provides for the exchange of certificates representing shares of Bravo Delaware for certificates representing shares of Bravo Wyoming. We urge you to follow the instructions set forth in the attached Information Statement under "How to Exchange Bravo Delaware Certificates for Bravo Wyoming Certificates".

The Company will pay all costs associated with the distribution of the Information Statement, including the cost of printing and mailing.  The Company will reimburse brokerage and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the Information Statement to the beneficial owners of Company’s common stock.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS:  NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN, AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ACTIONS, DEFINED BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY.  A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

By Order of the Board of Directors,

/s/ Merle Ferguson

Merle Ferguson, President

BRAVO MULTINATIONAL INC.

2020 GENERAL BOOTH BLVD., SUITE 230

VIRGINIA BEACH, VA 23454

REINCORPORATION IN WYOMING

The following discussion summarizes certain aspects of the Reincorporation of Bravo Delaware in Wyoming. This summary does not include all of the provisions of the Agreement and Plan of Merger between Bravo Delaware and Bravo Wyoming, a copy of which is attached hereto as Exhibit "A," the Amended and Restated Articles of Incorporation of Bravo Wyoming (the "Wyoming Certificate"), a copy of which is attached hereto as Exhibit "B" or the  bylaws of Bravo Wyoming, a copy of which is attached hereto as Exhibit “C”.  Copies of the Articles of Incorporation and the Bylaws of Bravo Delaware (the " Bravo Delaware Articles" and the " Bravo Wyoming By-Laws," respectively) are available for inspection at the principal office of Bravo Delaware and copies will be sent to shareholders upon request.

PRINCIPAL REASONS FOR REINCORPORATION

The Board of Directors believes that the Reincorporation will give Bravo Delaware greater flexibility and simplicity in corporate governance than is available under Delaware Law and will increase the marketability of Bravo Delaware's securities. In addition, Wyoming Law provides for greater flexibility in corporate operations capital and other corporate transactions.  Wyoming imposes no franchise taxes or corporate income taxes on corporations that are incorporated in Wyoming.

The State of Wyoming is recognized for adopting modern and flexible corporate laws, which are periodically revised to respond to the changing legal and business needs of corporations. For these reasons, the Board of Directors believes that Bravo Delaware's business and affairs can be conducted to better advantage if Bravo Delaware is able to operate under Wyoming Law. See "Significant Differences between the Corporation Laws of Wyoming and Delaware."

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of Bravo Delaware with and into Bravo Wyoming, a wholly-owned subsidiary of Bravo Delaware, which was incorporated under the Wyoming Statutes (the "Wyoming Law") for the sole purpose of effecting the Reincorporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Wyoming, which filings will occur on the Effective Date, or as soon as practicable thereafter. Following the Merger, Bravo Wyoming will be the surviving corporation and will operate under the name "Bravo Multinational, Inc."

On the Effective Date, (i) any fractional shares of Bravo Delaware common stock that a holder of shares of Bravo Delaware common stock would otherwise be entitled to receive upon exchange of his Bravo Delaware common stock will be canceled with the holder thereof being entitled to receive one whole share of common stock of Bravo Wyoming common stock, (ii) each outstanding share of Bravo Delaware common stock shall be retired and canceled and shall resume the status of authorized and unissued Bravo Wyoming stock, and (iii) shares of Bravo Delaware common stock submitted to the Surviving Corporation in accordance with the terms hereof shall be converted into shares of Bravo Wyoming  common stock.

The Articles of Incorporation and bylaws of Bravo Wyoming are significantly different from the Articles of Incorporation and bylaws of Bravo Delaware. Because of the differences between the Articles of Incorporation and bylaws of Bravo Delaware and the laws of the State of Delaware, which govern Bravo Delaware, and the Articles of Incorporation and bylaws of Bravo Wyoming and the laws of the State of Wyoming, which govern Bravo Wyoming, your rights as stockholders will be affected by the reincorporation. See the information under "Significant Differences between Bravo Delaware and Bravo Wyoming" for a summary of the differences between the Articles of Incorporation and bylaws of Bravo Delaware and the laws of the State of Delaware and the Articles of Incorporation and bylaws of Bravo Wyoming and the laws of the State of Wyoming.

The New Board of Directors will consist of the current directors. The individuals who will serve as executive officers of Bravo Wyoming are those who currently serve as executive officers of Bravo Delaware. Such persons and their respective terms of office are set forth below under the caption "Management”.

Pursuant to the terms of the Agreement and Plan of Merger, the Merger may be abandoned by the Board of Directors of Bravo Delaware and Bravo Wyoming at any time prior to the Effective Date. In addition, the Board of Directors of Bravo Delaware may amend the Agreement and Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the Majority Holders, alter or change the amount or kind of Bravo Wyoming common stock to be received in exchange for or on conversion of all or any of Bravo Delaware Common Stock, alter or change any term of the Wyoming Articles or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Bravo Delaware common stock.

Our daily business operations will continue at our principal executive offices located at 2020 General Booth Blvd., Virginia Beach, VA 23454.

How to Exchange Bravo Delaware Certificates for the Bravo Wyoming Certificates

Enclosed are (i) a form letter of transmittal and (ii) instructions for effecting the surrender of Bravo Delaware Certificates in exchange for Bravo Wyoming Certificates. Upon surrender of a Bravo Delaware Certificate for cancellation to Bravo Wyoming, together with a duly executed letter of transmittal, the holder of such Bravo Delaware Certificate shall, as soon as practicable following the Effective Date, be entitled to receive in exchange therefor a Bravo Wyoming Certificate representing that number of whole shares of Bravo Wyoming common stock into which Bravo Delaware Common Stock theretofore represented by Bravo Delaware Certificate so surrendered have been converted in the Merger.

Because of the Reincorporation in Wyoming as a result of the Merger, holders of Bravo Delaware Common Stock are required to exchange their Bravo Delaware Certificates for Bravo Wyoming Certificates. Certificates of Bravo Delaware common stock that are not exchanged in accordance with the terms of the Merger Agreement will be cancelled and holders of such shares will not be entitled to any further dividends, distributions, or voting rights as a shareholder in Bravo Delaware.

CAPITALIZATION

The authorized capital of Bravo Delaware, on the Record Date, consisted of 100,000,000 shares of common stock, $0.0001 par value, 40,000,000 shares "Blank Check" preferred stock, $0.0001 par value, and 10,000,000 shares of Series Preferred 'A', par value $0.0001. Approximately 14,682,651 shares of Bravo Delaware common stock were outstanding. The authorized capital of Bravo Wyoming, which will be the authorized capital of Bravo Delaware after the Reincorporation, consists of an unlimited number of shares of Common Stock, par value $0.0001per share ("Bravo Wyoming common stock") an unlimited number of shares of preferred stock, $0.0001par value per share (collectively, the "Wyoming Preferred Stock") and an unlimited number of shares of Series Preferred 'A' stock, $0.0001par value per share (collectively, the "Wyoming Series Preferred 'A' Stock"). The Reincorporation will not affect total stockholder equity or total capitalization of Bravo Delaware.

The New Board of Directors may in the future authorize, without further stockholder approval, the issuance of such shares of Bravo Wyoming common stock or Wyoming Preferred Stock to such persons and for such consideration upon such terms as the New Board of Directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and Bravo Delaware is not engaged in any negotiations that will involve the issuance of the Wyoming Preferred Stock to be authorized. However, the Board of Directors believes it prudent to have shares of Wyoming Preferred Stock available for such corporate purposes as the New Board of Directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

It should be recognized that the issuance of additional authorized Bravo Wyoming common stock (or Wyoming Preferred Stock, the terms and conditions of which including voting and conversion rights, may be set at the discretion of the Board of Directors) may have the effect of deterring or thwarting persons seeking to take control of Bravo Wyoming through a tender offer, proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger. For example, the issuance of Bravo Wyoming common stock or Wyoming Preferred Stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our current principal executive office located at 2020 General Booth Blvd., Virginia Beach, VA 23454

SIGNIFICANT DIFFERENCES BETWEEN BRAVO DELAWARE AND BRAVO WYOMING

Because of differences between the Wyoming Business Corporation Act (the “WBCA”) and the Delaware General Corporate Law (“DGCL”), as well as differences between our Wyoming Charter and Bylaws before and after the Reincorporation, the Reincorporation will effect some changes to the rights of our shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the Reincorporation, as a result of the differences among the WBCA and the DGCL, the Wyoming Charter and the Delaware Charter, and the Wyoming Bylaws and the Delaware Bylaws.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Bylaws, on the one hand, and the WBCA and the Wyoming Charter and Bylaws on the other hand.

The summary below is qualified in its entirety by reference to the WBCA, the Wyoming Charter, the Wyoming Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws.

Authorized Capital Stock

 Delaware Provisions

The authorized capital stock pursuant to our Delaware charter consists of 100,000,000 authorized shares of common stock, $0.0001 par value per share, and 40,000,000 authorized shares of" Blank Check" preferred stock, $0.0001 par value and 10,000,000 shares of Series Preferred 'A', par value $0.0001 .

Wyoming Provisions

The holders of our common stock are entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. Our authorized capital stock consists of unlimited authorized shares of common stock, $0.0001 par value and an unlimited number of shares of preferred stock $0.0001 par value per share. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights.

The holders of our common stock will continue to be entitled to one vote for each share on all matters voted on by shareholders, including the election of directors. The holders of our common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of our common stock will be entitled to such dividends as may be declared from time to time by the our Board of Directors from funds available therefore, and upon liquidation will be entitled to receive pro rata all assets of our company available for distribution to such holders.

The holder of our Series Preferred 'A' stock have both voting right and conversion right to that of 100 common shares, 100:1 conversion basis.

Number of Directors; Election; Removal; Filling Vacancies; Independent Directors

Delaware Provisions

The Delaware Charter and Delaware Bylaws provide that the number of directors will be fixed from time to time by action of the Board of Directors.

The Delaware Charter and Bylaws provide that the stockholders may remove one or more directors with cause at a special meeting called for the purpose of removing the director, or at an annual meeting, upon the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally at an election of the directors. A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the Board of Directors, may be filled by the affirmative vote of a majority of the directors then in office.

Wyoming Provisions

Under the WBCA, the number of directors is established by the articles of incorporation or the bylaws.  There is no difference between the Delaware Bylaws and Wyoming Bylaws with respect to the mechanism to determine the number of directors.

Under the WBCA, shareholders may remove one or more directors with or without cause by a majority vote of the shareholders entitled to elect such director(s), unless the articles provide that directors may only be removed for cause. The WBCA and Wyoming Bylaws permit the removal of a director by shareholders only at a meeting called for that purpose, upon notice of the meeting which states that the purpose or one of the purposes thereof is the removal of the director.

The Wyoming Bylaws provide that vacancies may be filled at any meeting of the directors.  The WBCA provides that, unless otherwise provided in the corporation’s articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the shareholders. Under the WBCA, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. Like the DGCL, the WBCA specifically provides that if a vacant office is held by a director elected by holders of a specific class or series of stock, only such shareholders or directors also elected by holders of that class or series of stock may fill the vacancy.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting.

Wyoming Provisions

The WBCA provides that shareholders do not have a right to cumulate their votes for directors unless the articles of incorporation so provide.  The Wyoming Charter does not provide for cumulative voting.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (1) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (3) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Wyoming Provisions

There is no similar provision limiting business combinations with interested shareholders in the WBCA, but the WBCA requires the vote of a majority of the outstanding shares of each class of shares entitled to vote thereon to approve any re-incorporation or the sale, lease, exchange, or other disposition of all, or substantially all, of the assets of the corporation, unless the articles of incorporation contain a provision establishing a different proportion.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that the liability of the directors for monetary damages shall be eliminated, pursuant to the terms of Delaware law.  While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty.

Wyoming Provisions

The WBCA provides that no director shall be personally liable to the Company or its shareholders for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. Under the WBCA, a director may not be exculpated from liability for dealings relating to (i) actions taken which were not in good faith; (ii) decisions which the director did not reasonably believe to be in or at least not opposed to the best interests of the corporation or decisions that the director was not informed to a reasonable extent given the circumstances; (iii) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (iv) a sustained failure by the director to devote attention to the affairs of the corporation; or (v) unauthorized distributions or from any transaction from which the director directly or indirectly received an improper personal benefit.

The Wyoming Charter provides that, to the fullest extent permitted by law, directors shall not be personally liable to the Company or to its shareholders for monetary damages for any breach of fiduciary duty as a director.

Indemnification of Officers and Directors

Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that we shall indemnify directors, officers and agents, pursuant to the terms of Delaware law and that we may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the Company.

Wyoming Provisions

Like the DGCL, the WBCA generally permits indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith and with the reasonable belief that his conduct was in the best interests of the corporation. The WBCA mandates that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Neither the DGCL nor the WBCA permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Under the WBCA, a corporation may not indemnify a director in connection with a proceeding, except for reasonable expenses incurred in connection with the proceeding, unless it is determined that the director has acted in good faith, with a reasonable belief that the director’s conduct is in the best interests of the corporation and no reasonable cause to believe conduct was unlawful. Unlike the DGCL, the WBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to a greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the bylaws, by action of the board of directors or by contract.

Special Meetings of Shareholders

Delaware Provisions

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Chairman of the Board, (ii) the Chief Executive Officer, or (iii) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors.

Wyoming Provisions

The WBCA provides that special meetings of shareholders of a corporation may be called by the directors or by any other person authorized by the corporation’s bylaws or by resolution of the directors. The WBCA also provides that a special meeting shall be called if the corporation receives one or more written demands for a meeting, stating the purpose or purposes for which the meeting is to be held, signed and dated by shareholders representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding shares of stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, the holder of a majority of the outstanding stock of such class or series also would have to approve the amendment.

Wyoming Provisions

Under the WBCA, amendments to the certificate of incorporation, other than ministerial amendments, which may be authorized by the directors without shareholder action, require the approval of the directors and the approval of the shareholders at a meeting at which a quorum exists, and, if any class or series of shares is entitled to vote as a separate group on the amendment, except as provided in W.S. 17-16-1004(c), the approval of each such separate voting group at a meeting at which a quorum of the voting group exists, unless the articles of incorporation or bylaws require a different proportion.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation.

Wyoming Provisions

Under the WBCA, shareholders may amend the bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors are also permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless the bylaws prohibit the directors from doing so.  An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

To the extent permitted by law, the Wyoming Bylaws allow the board of directors to amend the bylaws by a majority vote of the board of directors

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Wyoming Provisions

Under the WBCA, a parent corporation that owns shares of a subsidiary corporation that carry at least 80% of the voting power of each class and series of the outstanding shares of a subsidiary that have voting power may merge the subsidiary into itself or into another such subsidiary, or merge itself into the subsidiary, without approval of the board of directors or shareholders of the subsidiary, unless the articles of incorporation of any of the corporations otherwise provide, and unless, in the case of a foreign subsidiary, approval by the subsidiary's board of directors or shareholders is required by the laws under which the subsidiary is organized.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Wyoming Provisions

Unless the articles or bylaws of the corporation provide otherwise, a board of directors may create committees to perform the functions of the board of directors.  However, a committee may not, unless specifically authorized by the board of directors, authorize distributions, unless the amount of the distribution is prescribed by formula or within the limits set by the board of directors.  Additionally, a committee may not approve or propose shareholder actions that require shareholder approval or fill vacancies on the board of directors.  The creation of the committee and appointment of the committee members shall be approved by the greater of a majority of the directors or the number of directors required in the articles of incorporation of bylaws.  The Wyoming Bylaws allow for the creation and authority of committees consistent with the WBCA.

Mergers, Acquisitions and Transactions with Controlling Shareholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (1) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (2) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (3) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately prior to the merger.

Wyoming Provisions

The WBCA provides that, unless the articles of incorporation otherwise provide, the sale, lease, or exchange of all or any portion of a corporation’s assets in the corporation’s usual and regular course of business may be authorized by the corporation’s directors, without approval of the corporation’s shareholders. Sale, lease, or exchange of all or substantially all of a corporation’s assets that leave the corporation without a significant business activity, or a re-incorporation or consolidation of the corporation into any other corporation, requires approval of the directors and the vote of the holders of a majority of each class of outstanding stock entitled to vote thereon, although the corporation’s articles of incorporation or bylaws may require a higher vote.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

Wyoming Provisions

Under the WBCA, unless the articles of incorporation provide otherwise, each outstanding share, regardless of class, is entitled to one (1) vote on each matter voted on at a shareholders’ meeting.  An amendment to the articles of incorporation that adds, changes or deletes a quorum or voting requirement shall meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

Preemptive Rights

Delaware Provisions

Under Delaware law, a stockholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not specifically grant any preemptive rights.

Wyoming Provisions

The WBCA does not afford shareholders preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest are not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (1) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (2) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Wyoming Provisions

The WBCA provides that a transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, is not void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction.

Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Wyoming Provisions

Under the WBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.

Wyoming Provisions

Under the WBCA, a proxy executed by a shareholder will remain valid for a period of eleven months unless the proxy appointment form provides for a longer period.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Wyoming Provisions

The WBCA allows for a corporation to exchange shares for any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation, provided that the board of directors determines that the consideration provided is adequate.

Shareholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.

Wyoming Provisions

Under the WBCA, a corporation’s shareholders have the right to inspect, during regular business hours: the corporation’s articles or restated articles of incorporation and all amendments to them currently in effect, its bylaws or restated bylaws and all amendments to them currently in effect, the resolutions adopted by its board of directors creating one (1) or more classes or series of shares, and fixing their relative rights, preferences and limitations, if shares issued pursuant to those resolutions are outstanding,  the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three (3) years, all written communications to shareholders generally within the past three (3) years, including the financial statements furnished for the past three (3) years under W.S. 17-16-1620, a list of the names and business addresses of the corporation’s current officers and directors, and its most recent annual report delivered to the secretary of state under W.S. 17-16-1630, upon written demand given at least five business days before the date upon which such shareholder wishes to inspect and copy such records. Pursuant to the WBCA, shareholders also may, upon written demand at least five (5) days prior to such inspection and during regular business hours, inspect and copy: excerpts from minutes of any meeting of the board of directors, records of any action of a committee of the board of directors while acting in place of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under W.S. 17-16-1602(a), accounting records of the corporation, and the records of shareholders, provided that the shareholder meets the following conditions: (i) the demand for such inspection is made in good faith for a proper purpose, (ii) the shareholder has been a shareholder of the corporation for at least six (6) months immediately preceding the demand, or holds at least five percent of all outstanding shares of any class of stock, (iii) the purpose and the records which the shareholder wishes to inspect are described with reasonable particularity, and (iv) the records to be inspected are directly connected with the described purpose.

Appraisal and Dissenters’ Rights

Delaware Provisions

Under the DGCL, stockholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL provides for the dissenter and the company to petition the Court of Chancery where a corporation’s principal office or registered office is located.

Wyoming Provisions

Under the WBCA, a properly dissenting shareholder is entitled to receive the appraised value of the shares owned by the shareholder in certain specified situations, including when the corporation votes (i) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation’s business, (ii) to merge or consolidate with another corporation, or (iii) to participate in a share exchange.

The WBCA also provides that, unless otherwise provided in the corporation’s charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) held of record by more than 2,000 shareholders. The above limitations do not apply if the shareholders are required by the terms of the re-incorporation to accept anything other than: (i) shares of stock of the surviving corporation; (ii) shares of stock of another corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or held of record by more than 2,000 shareholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Wyoming Provisions

Under the WBCA, the payment of dividends is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the usual course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of shareholders whose preferential rights upon dissolution of the corporation are greater than those of the shareholders receiving the dividend.

Corporate Action Without a Shareholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise.

Wyoming Provisions

The WBCA provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if a written consent thereto is signed by the requisite number of directors or sent by electronic transmission by the requisite number of directors. The Wyoming Charter specifies that any action required or permitted by the WBCA to be taken at a shareholders' meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of the outstanding shares having not less than the minimum number of votes that would be required to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted.

APPRAISAL RIGHTS

This Action involves the merger of a parent corporation into its wholly owned Wyoming subsidiary.  As such, the shareholders of the constituent corporations have no dissenters’ rights in connection with that transaction, pursuant to Section 253 of the Delaware Corporate Code.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The Company believes that for federal income tax purposes no gain or loss will be recognized by Bravo Delaware, Bravo Wyoming or the shareholders of Bravo Delaware who receive Bravo Wyoming common stock for their Bravo Delaware common stock in connection with the Reincorporation. The adjusted tax basis of each whole share of Bravo Wyoming common stock received by a shareholder of Bravo Delaware as a result of the Reincorporation will be the same as the shareholder's aggregate adjusted tax basis in the shares of Bravo Delaware common stock converted into such shares of Bravo Wyoming common stock.  A shareholder who holds Bravo Delaware common stock will include in his holding period for the Bravo Wyoming common stock that he receives as a result of the Reincorporation his holding period for Bravo Delaware Common Stock which he converted into such Bravo Wyoming common stock.

Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individuals capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

FORM 10-K

A copy of the Bravo Multinational, Inc. Form 10K for the period ending December 31, 2019, as filed with the United States Securities and Exchange Commission will be furnished without charge to the shareholders as of the record date upon written request to Bravo Multinational, Inc., 2020 General Booth Blvd., Virginia Beach, VA 23454.

MANAGEMENT

The present officers and directors of Bravo Wyoming will continue to be the officers and directors of the surviving corporation.  This will result in the following persons serving in the following capacities for one year or until their respective successors are elected and qualified:

Name	Age	Position(s)

Merle Ferguson	73	Chairman of the Board of Directors, President, and Director
Richard Kaiser	55	Secretary and Director

Merle Ferguson, President and Director

Mr. Ferguson became a director and president of the Company on November 19, 2018. Prior to that, he had no relationship with the Company. Mr. Ferguson attended Yakima Valley College from 1964-1966 with a major in forestry and a minor in Business Management. In April of 1966, he enlisted in the United States Marine Corps., and served two tours in Vietnam. He was honorably discharged from the Marine Corps. in 1970. From 2001 to the present, Mr. Ferguson has served as Chairman, Secretary, Treasurer and majority shareholder of Predictive Technology Group, Inc., a company located in Salt Lake City, Utah, which is a biotech company involved in the manufacturing and marketing of products involving stem cells and genetic therapeutics. The stock of Predictive Technology Group is traded on the OTC Markets Pink, current information market. From January, 2009 to the present, Mr. Ferguson has served as Chairman, President, CEO, CFO and majority owner of Element Global, Inc., located in Virginia Beach, Virginia. Element Global provides mining, media and energy services. The stock of Element Global is trades on the OTC Markets Pink, no information market. Beginning in May 2014, Mr. Ferguson also became Chairman and President of Element Global. From January, 2002 to 2014, Mr. Ferguson served as an Officer and Director of Gold Rock, Inc. Since 2014, he has also served as President, Chairman and CEO of Gold Rock, Inc. located in Virginia Beach, Virginia. Gold Rock manufactures homes using rare earth substances and recycled tires. Gold Rock's common stock is traded on the over the counter market. The Board reviewed Mr. Ferguson's background and it considers him as qualified to fill this position, due to his extensive business experience and work with public companies.

Richard Kaiser, Secretary and Director

Richard Kaiser, is a director, acting CFO, corporate secretary and corporate governance officer. He has held these positions since March 24, 2015 except for the position of acting CFO, which he has held since February 2017. Mr. Kaiser has also served since July 1991 as Co-owner of Yes International, a full-service investor relations and venture capital firm. He has a Bachelor of Arts degree in International Economics from Oakland University (formerly known as Michigan State University-Honors College).

All Directors hold their office until the next annual meeting of shareholders or until their successors are duly elected, and qualified. Any vacancy occurring on the Board of Directors may be filled by the shareholders, or the Board of Directors. A Director elected to fill a vacancy is elected for the unexpired term of his predecessor in office. Any Directorship filled by reason of an increase in the number of Directors shall expire at the next shareholders' meeting in which Directors are elected, unless the vacancy is filled by the shareholders, in which case the term shall end on the later of (i) the next meeting of the shareholders or (ii) the term designated for the Director at the time of creation of the position being, filled.

EXHIBITS INDEX

A. Agreement and Plan of Merger

B. Wyoming Articles of Incorporation

C. Wyoming Bylaws

D. Form of Transmittal Letter and Instructions

End of Filing

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Exhibit ‘A’

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the "Agreement") is made and entered into this 3rd day of August, 2020, by and between Bravo Multinational Incorporated, a Delaware Corporation, (“DE CORP.”), and Bravo Multinational Incorporated, a newly formed Wyoming Corporation (“WY CORP.”) (said corporations being hereinafter sometimes collectively referred to as the “Constituent Entities”).

W I T N E S S E T H:

WHEREAS, DE CORP. has authorized capital stock consisting of 100,000,000 shares of common stock, $0.0001 par value; 40,000,000 authorized shares of "Blank Check" preferred stock, $0.0001 par value per share, and 10,000,000 authorized shares of Series Preferred 'A',$0.0001 par value per share;

WHEREAS, all the outstanding common and preferred stock of WY CORP. are owned by DE CORP. and WY CORP. is DE CORP.’s wholly-owned subsidiary;

WHEREAS, the laws of the State of Wyoming and the State of Delaware permit a merger of the Constituent Entities;

WHEREAS, the Boards of Directors of each of the Constituent Entities have determined that it is advisable and for the benefit of each of the Constituent Entities and their respective shareholders that DE CORP. be merged with and into WY CORP. on the terms and conditions hereinafter set forth, and by resolutions duly adopted have agreed to the terms and conditions of this Agreement; and directed that the proposed merger be submitted to the shareholders of DE CORP. and recommended to such shareholders approval of the terms and conditions hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, promises and covenants contained herein, it is agreed by and between the parties hereto, subject to the conditions hereinafter set forth and in accordance with the Delaware  Business Corporation Act (the “Act”), that DE CORP. shall be and hereby is, at the Effective Date (as hereinafter defined), merged with and into WY CORP. (WY CORP. subsequent to such merger being hereinafter sometimes referred to as the “Surviving Corporation”), with the corporate existence of the Surviving Corporation to be continued under the name “Element Acquisition Corporation” and that the terms and conditions of the merger hereby agreed upon, the mode of carrying the same into effect, the manner of converting shares are and shall be as follows:

Section 1.

Merger

1.1 On the Effective Date, DE CORP. shall be merged with and into WY CORP., and WY CORP. shall continue in existence and the merger shall in all respects have the effect provided for in WY Stat. 17-16-1105 of the Wyoming Business Corporation Act.

1.2 Without limiting the foregoing, on and after the Effective Date, the separate existence of DE CORP. shall cease, and, in accordance with the terms of this Agreement, the title to all real estate and other property owned by each of the Constituent Entities shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all liabilities of each of the Constituent Entities; and any proceeding pending against any Constituent Entity may be continued as if the merger did not occur or the Surviving Corporation may be substituted in its place.

1.3 Prior to and from and after the Effective Date, the Constituent Entities shall take all such action as shall be necessary or appropriate in order to effectuate the merger.  If at any time the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other actions are necessary, appropriate or desirable to vest in said corporation, according to the terms hereof, the title to any property or rights of DE CORP., the last acting officers of DE CORP., or the corresponding officers of the Surviving Corporation, shall and will execute and make all such proper assignments and assurances and take all action necessary and proper to vest title in such property or rights in the Surviving Corporation, and otherwise to carry out the purposes of this Agreement.

Section 2.

Terms of Transaction

2.1 Upon the Effective Date:

(a) The shareholders of DE CORP. shall, within thirty (30) days of the Effective Date, submit their certificates for DE CORP. Common Stock to WY Corp. for replacement with WY Corp. Shares.  Each share of DE CORP. Common Stock submitted shall thereupon be converted into one Common Share of WY CORP., subject to the provisions of Section 2.2 below, the Common Shares of the Surviving Corporation required for such purpose being drawn from authorized but unissued shares of the Surviving Corporation.

(b) Each share of DE CORP. Common Stock held in the treasury of DE CORP. immediately prior to the Effective Date of the merger shall by virtue of the merger and without any action on the part of the holder thereof, be cancelled and retired and cease to exist without any conversion thereof.

(c) Each share of WY CORP. Common Shares outstanding and owned of record by its shareholders, if any, immediately prior to the Effective Date shall remain outstanding.

2.2 After the Effective Date, each holder of an outstanding certificate or certificates of DE CORP. Common Stock will, upon surrender of such certificate or certificates, within thirty (30) days of the Effective Date be entitled to a certificate or certificates representing Shares of WY CORP. equal to the same number of DE CORP. shares.  After the Effective Date, certificates representing shares of DE CORP. Common Stock which are not submitted to the Surviving Corporation within thirty (30) days of the Effective Date, shall be automatically converted to Shares of WY CORP. in accordance with the terms of this paragraph.

Section 3.

Directors and Officers

The persons who are directors and officers of WY CORP. immediately prior to the Effective Date shall continue as officers and directors of the Surviving Corporation and shall continue to hold office as provided in the Articles of Organization of the Surviving Corporation.

Section 4.

Articles of Incorporation and Bylaws

4.1 From and after the Effective Date, the Articles of Organization of WY CORP., as in effect at such date, shall be the Articles of Incorporation of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

4.2 From and after the Effective Date, the Bylaws of WY CORP., in effect at such date, shall be the Bylaws of the Surviving Corporation and shall continue in effect until the same shall be altered, amended or repealed as therein provided or as provided by law.

Section 5.

Shareholder Approval, Effectiveness of Merger

This Agreement shall be submitted for approval to the shareholders of DE CORP. as provided by the Delaware General Corporation Law.  If this Agreement is duly authorized and adopted by the requisite vote or written consents of such shareholders and is not terminated and abandoned pursuant to the provisions of Section 6 hereof, this Agreement shall be executed, and this Agreement, or a Certificate of Merger incorporating the terms of this Agreement as allowed by state law, shall be filed and recorded in accordance with state laws as soon as practicable after the last approval by such shareholders.  The Board of Directors and the proper officers of the Constituent Entities are authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the merger herein provided for.  The merger shall become effective on filing of the Articles or Certificate of Merger with the Secretary of State of Delaware (said date is herein referred to as the “Effective Date”).

Section 6.

Termination

At any time prior to the filing of the Articles or Certificate of Merger with the Secretary of State of Delaware, the Board of Directors of the constituent corporation may terminate and abandon this Agreement, notwithstanding favorable action on the merger by the shareholders of the Constituent Entities or earlier approval by the Boards of Directors of such Constituent Entities.

Section 7.

Miscellaneous

7.1 This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

7.2 This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the Constituent Entities have each caused this Agreement to be executed, their respective corporate seals to be affixed and the foregoing attested, all by their respective duly authorized officers, as of the date herein above first written.

BRAVO MULTINATIONAL INCORPORATED  (Delaware)

By: /s/ Merle Ferguson

     Authorized Officer

BRAVO MULTINATIONAL INCORPORATED (Wyoming)

By: /s/ Merle Fergsuon

     Authorized Officer

======================================================

Exhibit ‘B’

BYLAWS

OF

BRAVO MULTINATIONAL INCORPORATED

ARTICLE I

Name and Principal Office

Section 1.  The name of this corporation is:  Bravo Multinational Incorporated

Section 2.  The principal office of the corporation shall be located at such place as shall be designated by the Board of Directors, and it may maintain branch offices or agents elsewhere, within or without the State of Wyoming, as the Board of Directors may from time to time determine.

Section 3.  The corporation shall at all times maintain a registered office and registered agent within the State of Wyoming, at such place within said state as shall be designated by the Board of Directors.

ARTICLE II

Capital Stock

Section 1.  The authorized capital stock of the corporation shall consist of an unlimited number of shares of common stock with a $.0001 par value and an unlimited number of  shares to be designated as preferred shares with a  $.0001 par value.  The Preferred Stock may be issued in one or more series, and the preferences, rights and powers of such Preferred Shares shall be determined in the discretion of the Board of Directors. Said capital stock shall be evidenced by certificates of stock, issued in the name of the corporation and signed by the President and Secretary of the corporation under the corporate seal.

Section 2.  Said shares of stock shall be transferable only on the books of the corporation or its authorized registration and transfer agent. The stock transfer records shall be kept by the corporation or the appropriate designee of the corporation as may be determined by the Board of Directors.

Section 3.  Shares of stock may be represented at all shareholder meetings by the shareholders of record or by written proxy directed to any other person or legal entity and filed with the Secretary of the corporation prior to the beginning of any shareholder meeting.  No person, however, shall be entitled to vote any shares of stock in person or by proxy at any such meeting unless the same shall have been transferred to him/her on the books of the corporation at least 30 days prior to the said meeting.

Section 4.  Before a new stock certificate shall be transferred or issued to replace a lost certificate, proof of loss together with proper indemnification procedures, including an indemnification bond, if requested by the Board of Directors, shall be furnished by the applicant for the new certificate.  Any cost of reissuing and indemnifying the corporation for reissuing lost certificates shall be paid by the applicant.

Section 5.  The owner as reflected on the books of the corporation, subject to the provisions of Section 3 of this Article II, shall be entitled to one vote for each share of stock owned by him/her.  No cumulative voting shall be allowed.

Section 6.  The corporation shall not be allowed to vote any Treasury stock held by it.

Section 7.  The Board of Directors may fix a date or dates at which time or times the persons reflected on the books of the corporation as shareholders shall receive dividends or distributions of the corporate assets.

Section 8.  The corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Wyoming.

Section 9.  Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.  Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy.  Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary.  Shares standing in the name of a receiver may be voted by such receiver.  A shareholder whose shares are pledged shall be entitled to vote such shares, unless, in the transfer by the pledgor on the books of the corporation, he/she has expressly empowered the pledgee to vote thereon, in which case only the pledgee or his/her proxy may represent the stock and vote thereon.

Section 10.  There shall be issued no fractional shares of the corporation.  In the event a shareholder shall be entitled to a fractional share by virtue of the declaration of a stock dividend or stock split or otherwise, the corporation shall issue to said shareholder a certificate, called scrip, acknowledging the right of said shareholder to said fractional share.  At any time that a shareholder shall become the holder of sufficient scrip to total one or more whole shares, then, at the request of said shareholder, the corporation shall issue said whole share or shares to said shareholder.  No holder of any scrip shall be entitled to any vote on account thereof.

Section 11.  All issued shares of the corporation shall be fully paid and nonassessable; there shall be issued no partially paid shares of the corporation.

Section 12.  Shares of the corporation shall be issued for such consideration as shall be fixed from time to time by the Board of Directors; provided, however, that no such shares shall be issued for consideration less than the par value of such shares.

Section 13.  Treasury shares may be disposed of by the corporation for such consideration as may be fixed from time to time by the Board of Directors.

ARTICLE III

Meetings of Shareholders

Section 1.  An annual meeting of the shareholders shall be held annually, within five (5) months of the end of each fiscal year of the Corporation.  The annual meeting shall be held at such time and place and on such date as the Directors shall determine from time to time and as shall be specified in the notice of the meeting; at which time the shareholders shall elect a Board of Directors and transact such other business as may be properly brought before the meeting.  Notwithstanding the foregoing, the Board of Directors may cause the annual meeting of shareholders to be held on such other date in any year as they shall determine to be in the best interests of the corporation; and any business transacted at said meeting shall have the same validity as if transacted on the date designated herein.

Notice of the annual meeting, stating the time and place thereof, shall be mailed to each shareholder at his/her address as shown on the records of the corporation not less than ten (10) days and not more than sixty (60) days prior to such meeting.

Section 2.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of dividends, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not less than ten (10) nor more than sixty (60) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of dividends, the date on which notice of the meeting is mailed, or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

Section 3.  A simple majority of the capital stock issued and outstanding, represented in person or by proxy, shall constitute a quorum for the transaction of business at any shareholders' meeting.

Section 4.  A special meeting of the shareholders may be called at any time by the President or as directed by a majority vote of the Board of Directors. The same notice shall be given of special meetings as is herein provided for the annual meeting, except that, in the case of special meetings, the notice shall state the objective therefor, and no matters may be considered except those mentioned in said notice.

Section 5.  A special meeting of the shareholders shall be called by the corporation upon the written request of the holders of not less than twenty-five (25%) percent of the outstanding shares of the corporation.  Such written request shall be presented to the Secretary of the corporation.  The Secretary shall then comply with the provisions of this Article regarding notice to shareholders of any special or annual meeting.

Section 6.  Notice of meetings, both annual and special, may be waived by any shareholder, and his/her presence at such meetings will constitute such a waiver.

Section 7.  At all meetings of shareholders, all questions shall be determined by a majority vote of the holders of each class of capital stock entitled to vote, present in person or by proxy, unless otherwise provided for by these Bylaws or by the laws of the State of Wyoming.

Section 8.  Whenever the vote of shareholders at a meeting thereof is required or permitted to be taken, for or in connection with any corporate action, by any provision of the laws of Wyoming, the meeting and vote of shareholders may be dispensed with if the written consent of the holders of less than all of the stock who would have been entitled to vote upon the action if a meeting were held, then on the written consent of the shareholders having not less than such percentage of the number of votes as may be authorized in the Articles of Incorporation; provided that, in no case shall action be taken upon the written consent of the holders of stock having less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice be given to all shareholders of the taking of corporate action without a meeting and by less than unanimous written consent.

Section 9.  The Board of Directors may adopt whatever rules it deems necessary or desirable for the orderly transaction of business at any meeting of shareholders; provided that such rules shall be in writing and shall be distributed to the shareholders prior to or at the beginning of said meeting, and provided further that such rules shall not abrogate any right of the holders of capital stock as defined by statute or by these Bylaws.

ARTICLE IV

Board of Directors

Section 1.  The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all powers of the corporation as are not, by statute, by the Articles of Incorporation or by these Bylaws, directed or required to be exercised or done by the shareholders.

Section 2.  The number of Directors which shall constitute the whole Board shall be not less than one (1) nor more than fifteen (15).  Such number of Directors shall from time to time be fixed and determined by the shareholders and shall be set forth in the notice of any meeting of shareholders held for the purpose of electing Directors.  The Directors shall be elected at the Annual Meeting of the Shareholders, except as provided in Section 3 of this Article IV, and each Director elected shall hold office until his/her successor shall be elected and shall qualify.  Except as provided otherwise herein, Directors need not be residents of Wyoming nor shareholders of the corporation.

Section 3.  Any Director may resign at any time by written notice to the corporation.  Any such resignation shall take effect at the date of receipt of such notice or any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  If any vacancy occurs on the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any Director or otherwise, or if any new directorship is created by an increase in the authorized number of Directors, a majority of the Directors then in office, though less than a quorum, or a sole remaining Director may choose a successor or fill the newly created directorship; and a Director so chosen shall hold office until the next annual meeting and until his/her successor shall be duly elected and shall qualify, unless sooner displaced.

Section 4.  A regular meeting of the Board of Directors shall be held each year, without other notice than this Bylaw, at the place of and immediately following the Annual Meeting of Shareholders, and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Wyoming, without other notice than such resolution.

Section 5.  A special meeting of the Board of Directors may be called by the President and shall be called by the Secretary on the written request of any two Directors.  The President so calling, or the Directors so requesting, any such meeting shall fix the time and place, either within or without the State of Wyoming, as the place for holding such meeting.

Section 6.  Written notice of special meetings of the Board of Directors shall be given to each Director at least twenty-four (24) hours prior to the time of any such meeting.  Any Director may waive notice of any meeting.  The attendance of a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at nor the purpose of any special meeting of the Board of Directors needs to be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the Bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

Section 7.  A simple majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Articles of Incorporation or by these Bylaws.  If a quorum shall not be present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

Section 8.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof, as provided in Article V of these Bylaws, may be taken without a meeting; provided that a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Section 9.  Directors, as such, shall not be entitled to any stated salary for their services unless voted by the Board of Directors.  By resolution of the Board, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of Directors.  No provision of these Bylaws shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

Section 10.  Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

ARTICLE V

Committees of Directors

Section 1.  The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, including, if it shall so determine, an Executive Committee.  Each such committee shall consist of two or more of the Directors of the corporation, which shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in this Article and may authorize the seal of the corporation to be affixed to all papers which may require it.  The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.  Such committee or committees shall have such name or names and such authority as may be determined from time to time by resolution adopted by the Board of Directors.

Section 2.  In the event the Board of Directors shall, pursuant to Section 1 of this Article, designate an Executive Committee to have and exercise the full powers of the Board of Directors, such power shall extend to the full limit of the powers of the entire Board of Directors, except that no committee of Directors shall have or exercise any of the following powers: amend the Articles of Incorporation of the corporation; undertake any actions toward merger or consolidation of the corporation; recommend the lease, sale or exchange of all or substantially all of the assets of the corporation; amend these Bylaws; declare any dividend; or authorize the issuance of any of the stock of the corporation.

Section 3.  Each committee of Directors shall keep regular minutes of its proceedings and report same to the Board of Directors when required.

Section 4.  Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board shall so determine.

ARTICLE VI

Notice

Section 1.  Whenever, under the provisions of the statutes, the Articles of Incorporation or these Bylaws, notice is required to be given to any Directors, member of any committee or shareholders, such notice shall be in writing and shall be delivered personally or mailed to such Director, member or shareholder or, in the case of a Director or a member of any committee, may be delivered in person or given orally by telephone.  If mailed, notice to a Director, member of a committee or shareholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed, in the case of a shareholder, to the shareholder at the shareholder's address as it appears on the records of the corporation or, in the case of a Director or a member of a committee, to such person at his/her business address.  If sent by telegraph, notice to a Director or member of a committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company.

Section 2.  Whenever any notice is required to be given under the provisions of the statutes, the Articles of Incorporation or these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE VII

Officers

Section 1.  The officers of the corporation shall be a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer.  The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board.  Any two or more offices may be held by the same person.  The President shall be elected from among the Directors.  With that exception, none of the other officers need be a Director, and none of the officers need be a shareholder of the corporation.

Section 2.  The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the Annual Meeting of Shareholders or as soon thereafter as conveniently possible.  Each officer shall hold office until his/her successor shall have been chosen and shall have qualified, or until his/her death or the effective date of his/her resignation or removal, or until he/she shall cease to be a Director in the case of the President.

Section 3.  Any officer or agent elected or appointed by the Board of Directors may be removed without cause by affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.  Any officer may resign at any time by giving written notice to the corporation.  Any such resignation shall take effect on the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 4.  Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

Section 5.  The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction, and no officer shall be prevented from receiving such salary by reason of his/her also being a Director.

Section 6.  The President shall be the chief executive officer of the corporation and subject to the control of the Board of Directors, shall generally supervise and control the business and affairs of the corporation.  The President shall preside at all meetings of the Board of Directors and the shareholders.  He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors.  The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult with them concerning the business of the corporation.  The President may sign, with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed.  The President shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and, in general, shall perform all other duties incident to the office of President and such other duties as may be prescribed by the Board of Directors or the Executive Committee from time to time.

Section 7.  In the absence of the President, or in the event of his/her inability or refusal to act, the Executive Vice President (or, in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President.  The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

Section 8.  The Secretary shall: (a) keep the minutes of the meetings of the shareholders, the Board of Directors and the committees of Directors; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal is affixed to all certificates for shares or a facsimile thereof is affixed to all certificates for shares prior to the issuance thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep or cause to be kept a register of the post office address of each shareholder as furnished by each shareholder; (e) sign, with the President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President, the Board of Directors or the Executive Committee.

Section 9.  If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his/her duties in such sum and with such surety or sureties as the Board of Directors shall determine.  The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these Bylaws; (c) prepare or cause to be prepared, for submission at each regular meeting of the Directors, at each annual meeting of the shareholders and at such other times as may be required by the Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the President, Board of Directors or Executive Committee.

Section 10.  The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, Board of Directors or Executive Committee.  The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his/her office.  The Assistant Treasurers shall, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

ARTICLE VIII

Contracts, Checks and Deposits

Section 1.  Subject to the provisions of these Bylaws, the Board of Directors may authorize any officer or officers and agent or agents to enter into any contract or execute and deliver any such instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

Section 2.  All checks, demands, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers or such agent or agents of the corporation and in such manner as may be determined by the Board of Directors.

Section 3.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE IX

Dividends

Section 1.  Dividends upon the capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property or in shares of capital stock.

Section 2.  Before payment of any dividends, there may be set aside out of any funds the corporation available for dividends such sum or sums as the Directors may from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation or for such other purpose as the Directors deem conducive to the best interests of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

Indemnification

Section 1.  The Corporation shall indemnify each person who is or was a director, officer, employee or agent of the Corporation (including the heirs, executors, administrators or estate of such person) or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the full extent permitted under the Wyoming Business Corporation Act or any successor law or laws of the Code.  The Corporation may, in advance of the final disposition of an action, suit or proceeding against an officer, director or employee pay any expenses incurred by such person, consistent with the Wyoming Business Corporation Act.  Any indemnification under this section shall be made in accordance with the provisions of the Wyoming Business Corporation Act.

Section 2.  The Corporation may purchase and maintain insurance, at its expense, to protect itself and any of the above-referenced parties against any liability, cost, payment or expense, whether or not the Corporation would have the power to indemnify such person against such liability.

ARTICLE XI

Fiscal Year

The fiscal year of the corporation shall be set by resolution of the Board of Directors.

ARTICLE XII

Amendments to Bylaws

At any regular meeting of the Board of Directors or at any meeting of the Board of Directors specially called for said purpose, with each Director having been mailed, along with notice of said meeting, a copy of the proposed changes in the Bylaws, these Bylaws may be altered, amended or repealed, in whole or in part, and new Bylaws may be adopted in accordance with the copy of the proposed changes mailed to the Directors by vote of a majority of said Directors.

I HEREBY CERTIFY that the foregoing Bylaws were duly adopted by the Board of Directors of the corporation on May 27, 2020.

/s/ Merle Ferguson

Merle Ferguson

President

(CORPORATE SEAL)

=====================================================

Exhibit 'C'

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Exhibit ‘D’

Form of Letter of Transmittal

Mr. Merle Ferguson, President

Bravo Multinational, Incorporated

2020 General Booth Blvd.

Virginia Beach, VA 23454

Re: Conversion of Stock Certificate

Dear Mr. Ferguson:

I am a shareholder of Bravo Multinational, Incorporated and I own ______________ shares of common stock.  In accordance with the requirements of the Merger Agreement with Bravo Multinational, Incorporated (Wyoming Company), I am hereby transmitting my stock certificate(s) representing those shares, and I request that a new certificate in the Wyoming company be issued in my name.  My personal information is set forth below:

__________________________

Name

__________________________

__________________________

__________________________

Address

__________________________

Social Security Number

If you should have any questions, please contact Richard Kaiser at 757-306-6090*.

___________________________________

Shareholder

*Instructions for Effecting Surrender of Stock Certificates

As a shareholder of Bravo Multinational, Inc., you were provided with an information statement notifying you that a vote of shareholders had occurred, which approved the merger of Bravo Multinational, Inc., a Delaware corporation, into Bravo Multinational, Inc., a Wyoming corporation and a wholly owned subsidiary of Bravo Multinational, Inc.

As a result of the approval of that transaction it is necessary for you to exchange your shares in Bravo Multinational, Inc. (DE) for shares of Bravo Multinational, Inc. (WY).  In accordance with the terms of the Merger Agreement you will receive 1 share of the common stock of Bravo (WY) for each share of Bravo (DE) common stock you submit to the secretary of Bravo for conversion.  Please submit your Bravo Multinational, Inc. share certificate(s), along with a letter of transmittal identifying your name, address and social security number, in the form of the transmittal letter attached hereto.  The transmittal letter and certificate(s) should be mailed to Transfer Online, Inc., 512 S.E. Salmon Street, Portland, Oregon 97214, Attention:  Carolyn Hall. On receipt of your Bravo Multinational, Inc. certificate(s), we will issue a new certificate(s) for the appropriate number of shares in your name and deliver those to you. Note: The transfer agent my charge a nominal fee for the new Bravo Multinational, Inc. (WY) share issuances.

If you have any questions regarding these matters, please contact Richard Kaiser at 757-306-6090.